Exhibit 8.1

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2003

NAME	JURISDICTION UNDER WHICH ORGANIZED
UNITED STATES
141 LLC	Delaware
A. Eicoff & Company, Inc	Delaware
Baker Winoker Ryder Inc	California
Berlin, Cameron & Partners, Inc	Delaware
BKSH & Associates LLC	Delaware
Brouillard Communications, Inc	Delaware
Burson-Marsteller, LLC	Delaware
Center Partners Inc	Colorado
Cohn & Wolfe LLC	Delaware
CommonHealth LLC	Delaware
Deen & Black	California
Group M Worldwide Inc	Delaware
Hill and Knowlton, Inc.	Delaware
J. Walter Thompson Company	Delaware
J. Walter Thompson USA, Inc	Delaware
Kantar Media Research Inc	Delaware
KBM Holdco LLC	Delaware
Knowledge Base Marketing, Inc.	Delaware
Landor LLC	Delaware
Media Hub, Inc	Delaware
Millward Brown Inc	Delaware
MJM Creative	Delaware
Ogilvy & Mather Worldwide, Inc	Delaware
Ogilvy Public Relations Worldwide, Inc.	Delaware
OgilvyOne LLC	Delaware
Pace Communications Group, Inc	New York
Penn. Schoen & Berlin Associates, Inc	Delaware
Quinn Gillespie Assoc LLC	Delaware
Rasor Communications Inc	Delaware
Robinson Lerer & Montgomery LLC	Delaware
Savatar, Inc.	Delaware
The Geppetto Group LLC	Delaware
The Mattson Jack Group, Inc.	Delaware
The Ogilvy Group Inc.	New York
Timmons and Company, Inc	Delaware
Valentine-McCormick-Ligibel, Inc	Missouri
WPP Group Mgmt Inc	Delaware
WPP Group US Finance Corp	Delaware
WPP Group USA, Inc	Delaware
WPPIH 2001, Inc.	Delaware
WPPIH Two Inc	Delaware
Wunderman Worldwide, LLC	Delaware
Y&R Asia Holdings Inc	Delaware
Y&R Far East Holdings Inc	Delaware
Young & Rubicam Inc.	Delaware
Young & Rubicam of Puerto Rico, Inc.	Puerto Rico
Ziment Group	Delaware

NAME	JURISDICTION UNDER WHICH ORGANIZED
NON-U.S.
Young and Rubicam S.A.	Argentina
Blackbood Holdings Pty Ltd	Australia
Cordiant Communications (Australia) Pty Ltd	Australia
HKC Pty Ltd	Australia
Mindshare Pty Limited	Australia
NFS Market Research Pty Limited	Australia
Research International Australia Pty Limited	Australia
AHA Puttner Bates Werbeagentur GMBH	Austria
Creative Production Services Lithographic-und Druck GmbH	Austria
OgilvyOne Worldwide GmbH	Austria
Actual Communication S.A.	Belgium
Burson-Marsteller SA	Belgium
Ogilvy & Mather S.A.	Belgium
WPP Group Services S.A.	Belgium
Wunderman Cato Johnson Belgium S.A.	Belgium
Ação Produções Gráficas e Electrônicas Ltda	Brazil
Bates Propaganda E Producoes LTDA	Brazil
Denison do Brasil Publicidade Ltda.	Brazil
J. Walter Thompson Pubilcidade Ltda.	Brazil
Millward Brown Brazil Ltda.	Brazil
Ogilvy Brasil Comunicaçãoes Ltda.	Brazil
Young & Rubicam Comunicações Ltda	Brazil
Bates Canada Inc	Canada
Energia Y&R S.A.	Chile
J. Walter Thompson Chilena SAC	Chile
Prolam Y&R S.A.	Chile
Bridge/J. Walter Thompson Advertising Co.	China
H-Line Public Relations	China
Interactive Beijing	China
Ogilvy & Mather Brno sro	Czech Republic
The Media Edge Praha	Czech Republic
ADV As	Denmark
Mediaedge:CIA Denmark AS	Denmark
Canaveral S.A.	France
CIA Shop SA	France
CT Finances S.A.	France
Emterprise IG Paris Sarl	France
Fieldwork RI S.A.S	France
Financiere Kendo Cohn & Wolfe SAS	France
Icone France S.A.	France
J Walter Thompson SA	France
Louiseholdings SAS	France
Media Insight GIE	France
Mindshare GIE	France
OgilvyOne Worldwide S.A.S.	France
Pro Deo SAS	France
Relations Publiques Caroline Allain S.A.	France
Young & Rubicam France EURL	France
Abrinicio GmbH	Germany
AML Marketing GmbH	Germany
Atletico Werbeagentur GMBH	Germany
Bates Deutschland Holding GMBH	Germany
Burson-Marsteller GmbH & Co KG	Germany

NAME	JURISDICTION UNDER WHICH ORGANIZED
Concept Media	Germany
DotCom Relations GmbH	Germany
E-Design Gesellschaft fur ElectronicPublishing	Germany
Haehn & Partner GmbH & Co KG	Germany
Hiller Wust & Partners GmbH	Germany
Icon Brand Navigation I GmbH	Germany
Impiric GmbH & Co KG	Germany
Impiric Teleservices GmbH & Co KG	Germany
IVE Research International GmbH & Co KG	Germany
J Walter Thompson GmbH & Co KG	Germany
La Fonte W GmbH	Germany
Landor Asociates GmbH & Co KG	Germany
Mediaedge:CIA Deutschland Holding GmbH	Germany
Mediaedge:CIA GmbH + Co. KG	Germany
Millward Brown Germany GmbH & Co KG	Germany
Mindshare GmbH & Co KG	Germany
Ogilvy & Mather Special GmbH & Co KG	Germany
Plakatqualitat GmbH	Germany
PRISM GmbH	Germany
Relationship Marketing Group GmbH	Germany
WPP Holdings Gmbh & Co KG	Germany
WPP Sechste Beteiligungs Verwaltungs GmbH	Germany
Young & Rubicam GmbH & Co KG	Germany
Advance Media Services SA	Greece
Movielab SA	Greece
Berkeley Square Holding B.V.	Holland
Cavendish Square Holding B.V.	Holland
Dolphin Square Holding B.V.	Holland
Hill & Knowlton International Belgium S.A.	Holland
J Walter Thompson Company B.V.	Holland
Kader Advertising Holding B.V.	Holland
Kemaco SA	Holland
KKBR Holding B.V.	Holland
Line Exchange Limited	Holland
Media + SA	Holland
Mediapolis B.V.	Holland
MindShare/WPP Vof	Holland
Ogilvy Groep Nederland BV	Holland
Research International (South Africa)	Holland
Research International Nederland B.V.	Holland
Russell Square Holding B.V.	Holland
WPP Dutch Holdings Limited	Holland
WPP Luxembourg Epsilon Sarl	Holland
WPP Media Holding BV	Holland
Young & Rubicam Diversified Group Netherlands B.V,	Holland
Young & Rubicam Group Netherlands BV	Holland
Young & Rubicam International Group BV	Holland
Conquest Marketing Communications Taiwan Ltd	Hong Kong
Dataconsult Asia (Hong Kong) Limited	Hong Kong
Dentsu, Young & Rubicam Ltd	Hong Kong
Maximise (Hong Kong) Ltd	Hong Kong
Maxx Marketing Limited	Hong Kong
Millward Brown Hungary Kft	Hungary
MindShare Hungary Kft	Hungary

NAME	JURISDICTION UNDER WHICH ORGANIZED
Contract Advertising (India) Limited	India
Korad Ogilvy & Mather Co Ltd	India
Ogilvy & Mather Limited	India
Irish Marketing Surveys Group Limited	Ireland
MindShare Ireland Limited	Ireland
Bates Italia SpA	Italy
CIA Medianetwork Team Srl	Italy
Digital @ jwt srl	Italy
Materia Srl	Italy
Millward Brown Srl	Italy
MindShare Spa	Italy
Research International SpA	Italy
WPP Holdings Italy Srl	Italy
Y&R 2.1 srl	Italy
Corplan KK	Japan
International Creative Marketing KK	Japan
Maximize-Japan KK	Japan
Ogilvy & Mather Japan KK	Japan
OgilvyOne Japan KK	Japan
AdVenture Worldwide	Korea
Diamond Advertising	Korea
Enduring Organisation	Luxembourg
WPP International Holdings Inc	Luxembourg
WPP Pearls Limited	Luxembourg
Art & Magic SHD BHD	Malaysia
Comunicaciones Connect, S.A. de C.V.	Mexico
J. Walter Thompson de México, S.A.	Mexico
Mercadeo Deportivo de México, S.A. de C.V.	Mexico
Mindshare de México, S.A. de C.V.	Mexico
Ogilvy & Mather, S.A. de C.V.	Mexico
Ogilvy One, S.A.	Mexico
Servicios Gráficos del Centro, S.A. de C.V.	Mexico
Young & Rubicam, S. de R.L. de C.V.	Mexico
Tihama Al Mona International LLC	Middle East
Goldsack Harris Partnership	New Zealand
Wunderman (NZ) Ltd	New Zealand
ERL/Ogilvy & Mather AS	Norway
Mediaedge:CIA Norway AS	Norway
J Walter Thompson Company (Philippines) Inc	Philippines
Gruppa 66 Ogilvy Sp 200	Poland
SMG/KRC Poland Media Spzoo	Poland
Mindshare—Planeamento e compra de Tempo e	Portugal
The Media Edge Servicos Publicitarios Lda	Portugal
Batey Ads Pte Ltd	Singapore
Ogilvy & Mather Pte Limited	Singapore
OgilvyOne Worldwide Pte Ltd	Singapore
Walker Group CNI Inc	Singapore
Addison Want Stroebel Gorin JWT Pty Ltd	South Africa
Brand Africa (Pty) Ltd	South Africa
Impact Information Pty Limited	South Africa
Mediaedge:CIA (Pty) Ltd	South Africa
Alef S.A.	Spain
Bassat Ogilvy & Mather Barcelona S.A.	Spain
Bassat Ogilvy & Mather Madrid S.A.	Spain
Burson-Marsteller S.L.	Spain

NAME	JURISDICTION UNDER WHICH ORGANIZED
Formula M&E	Spain
Healthworld Espana Sl	Spain
MECIA Espana SA	Spain
Mediaedge:CIA SL	Spain
Mediterranea de Medios SA	Spain
Mindshare Spain S.A.	Spain
OgilvyOne Worldwide S.A.	Spain
SCPF SA	Spain
WPP Holdings Spain SA	Spain
Young & Rubicam S.L.	Spain
AB Frigga	Sweden
Burson-Marsteller AB	Sweden
Halson Partners AB	Sweden
Marmedia Sweden Holdings AB	Sweden
Media Insight Sweden A.B.	Sweden
Mediaedge:CIA Sweden Direct AG	Sweden
Nordisk Media Analys AB	Sweden
Ogilvy & Mather AB	Sweden
WPP Sweden A.B.	Sweden
Wunderman Cato Johnson AB	Sweden
Advico Young & Rubicam AG	Switzerland
Dr Schlegel Pharmamarketiing AG	Switzerland
FutureCom Interactive AG	Switzerland
Grendene Ogilvy & Mather AG	Switzerland
MindShare Communications Ltd	Taiwan
Ogilvy & Mather (Taiwan) Co Limited	Taiwan
Right Choice Marketing Research Limited	Taiwan
DY&R Limited	Thailand
Firefly Ltd	Thailand
J Walter Thompson Company Limited	Thailand
Ogilvy & Mather (Thailand) Limited	Thailand
WPP Marketing Communications (Thailand) Ltd	Thailand
WPP Thailand Ltd	Thailand
Ogilvy & Mather Recklamcilik AS	Turkey
141 Blue Skies Ltd	United Kingdom
4D Communications Limited	United Kingdom
Allan Burrows Ltd	United Kingdom
Bamber Forsyth Ltd	United Kingdom
Bates Europe Ltd	United Kingdom
Bates UK Ltd	United Kingdom
Bisgit Design Ltd	United Kingdom
Black Cat Direct Limited	United Kingdom
BMRB Customer Satisfaction Limited	United Kingdom
Buchanan Communications Limited	United Kingdom
Burson-Marsteller (UK) Ltd	United Kingdom
Business Telemetry Ltd	United Kingdom
Cap IV Ltd	United Kingdom
Cheetham Bell Limited	United Kingdom
CIA Direct Ltd	United Kingdom
Colwood Healthworld Ltd	United Kingdom
Communique Public Relations Limited	United Kingdom
Cordiant Communications Group plc	United Kingdom
Cordiant Group Limited	United Kingdom
DART	United Kingdom
Dialogue Marketing Partnership Limited	United Kingdom

NAME	JURISDICTION UNDER WHICH ORGANIZED
Enduring Organisation Two	United Kingdom
Enterprise IG Limited	United Kingdom
Finsbury Limited	United Kingdom
Forward Data Management Limited	United Kingdom
Headlight Vision Limited	United Kingdom
HHCL/Red Cell Advertising Ltd	United Kingdom
HP:ICM Limited	United Kingdom
Lambie Nairne & Company Limited	United Kingdom
Landor Associates/Europe PLC	United Kingdom
Mando Handling Limited	United Kingdom
Marketing & Shopping Services Limited	United Kingdom
Matthew Poppy Advertising Limited	United Kingdom
Media Insight Limited	United Kingdom
Mediaedge:CIA International Ltd	United Kingdom
Metro Tyrell Corporation Limited	United Kingdom
Millward Brown Market Research Ltd	United Kingdom
Mindshare Media Worldwide Limited	United Kingdom
Noho Digital Limited	United Kingdom
O&M Europe Limited	United Kingdom
Oakley Young Associates Limited	United Kingdom
OgilvyOne Connections Group Limited	United Kingdom
P-Four Consultancy Limited	United Kingdom
Premier Consultants Limited	United Kingdom
Readysquaretwo Ltd	United Kingdom
Red Cell Perspectives Limited	United Kingdom
Research International Limited	United Kingdom
Rmg:connect Ltd	United Kingdom
Sadek Wynberg	United Kingdom
SGA Research International Ltd	United Kingdom
The Farm Post Production Ltd	United Kingdom
The Ogilvy Group (Holdings) Limited	United Kingdom
WCJ Nominees Ltd	United Kingdom
WPP Finance Co Limited	United Kingdom
WPP Group (UK) Limited	United Kingdom
WPP Unicorn Ltd	United Kingdom
Y&R Investments	United Kingdom
Y&R Pension Trustes Limited	United Kingdom
Young & Rubicam Development (Holdings) Ltd	United Kingdom

A number of inactive subsidiaries and other subsidiaries, all of which considered in the aggregate as a single subsidiary would not constitute a significant subsidiary, are omitted from the above list.